POWER OF ATTORNEY

         We the undersigned officers and directors of U.S. Global Investors, Inc. ("Company"), do hereby severally constitute and appoint Frank E. Holmes, Susan B. McGee and David J. Clark, and each of them acting singularly, as our true and lawful attorneys, with full powers to them and each of them to sign for us, in our names in the capacities indicated below, any Amendment to the Annual Report of the Company on Form 10-K to be filed with the Securities and Exchange Commission and to take such further action in respect thereto as they, in their sole discretion, deem necessary to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all documents related to said amendment to the Annual Report.

         IN WITNESS WHEREOF, we have hereunto set our hands on the dates indicated below.


        Signature                     Title                        Date
-----------------------------   ----------------------     ---------------------


/s/ Bobby D. Duncan              Director                  September 18, 1998
-----------------------------
Bobby D. Duncan



/s/ Frank E. Holmes              Director                  September 18, 1998
-----------------------------    Chief Executive Officer
Frank E. Holmes



/s/ Thomas F. Lydon              Director                  September 18, 1998
-----------------------------
Thomas F. Lydon



/s/ J. Stephen Penner            Director                  September 18, 1998
-----------------------------
J. Stephen Penner



/s/ Jerold H. Rubinstein         Director                  September 18, 1998
-----------------------------
Jerold H. Rubinstein



/s/ Roy D. Terracina             Director                  September 18, 1998
-----------------------------
Roy D. Terracina



/s/ Susan B. McGee               President, Secretary      September 18, 1998
-----------------------------    General Counsel
Susan B. McGee



/s/ David J. Clark               Chief Financial Officer   September 18, 1998
-----------------------------    Chief Accounting Officer
David J. Clark